Exhibit 10.22

                               AMENDMENT NO. 2 TO
                              SETTLEMENT AGREEMENT


         THIS AMENDMENT NO. 2 ("Amendment No. 2") dated as of August 8, 2003, to the Settlement Agreement entered into as of November 1, 2002 (the "Settlement Agreement") is by and among U.S. Home & Garden Inc. ("USHG") a Delaware corporation, Easy Gardener, Inc. ("EGI"), a Delaware corporation, LEG Partners Debenture SBIC, L.P., a Delaware limited partnership, LEG Partners III SBIC, L P., a Delaware limited partnership, LEG Co-Investors, LLC, a Delaware limited liability company, 555 Madison Investors II LLC, f/k/a LEG Co-Investors II, LLC, a Delaware limited liability company, 555 Madison Investors, LLC, a Delaware limited liability company, Golub Associates LLC, a New York limited liability company, and Golub Associates Incorporated, a New York corporation (the preceding seven entities to be referred to herein as the "Golub Entities"). Capitalized terms not otherwise defined herein shall have their respective meanings ascribed in the Settlement Agreement.

         WHEREAS, the parties desire to amend the Settlement Agreement as described below;

         NOW THEREFORE, pursuant to Section 16 of the Settlement Agreement and in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Section 1.1 of the Settlement  Agreement is hereby amended such that
(a) the term "Asset Purchase Agreement" as used in the Settlement Agreement shall be defined as the Asset Purchase Agreement dated December 11, 2002, by and between Easy Gardener Products, Ltd., EYAS International, Inc , U.S. Home & Garden Inc., Easy Gardener, Inc., AMPRO Industries, Inc. and Weed Wizard Acquisition Corp., as amended by Amendment No. 1


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thereto dated May 23, 2003 and Amendment No. 2 thereto dated July 31, 2003,  (b)
the amount $16.5 million in such Section 1.1 is hereby amended to read $11.0 million, (c) the term "Proxy Statement" as used in the Settlement Agreement shall be defined as the Proxy Statement/Prospectus included in the Registration Statement filed by EGP on December 31, 2002 and all pre and post effective amendments thereto, and (d) the following proviso is hereby inserted at the end of Section 1.1(a):

                  "provided, however, that if USHG receives immediately available cash proceeds under the Asset Purchase Agreement (net of applicable transaction expenses) (the "Received Proceeds") of less than $11 million (less the amounts set forth in the parenthetical immediately preceding this proviso) (the "Minimum Proceeds"), the consent contained in this
                  Section 1.1 shall be effective (provided the other conditions to the Settlement Closing set forth in Section 1.2 of this Settlement Agreement have been satisfied) and the number $0.25 to Section 3(i.) of the form of Amended and Restated Warrant Agreement (as amended by Section 7 of this Amendment No. 2) shall be decreased by a percentage equal to the percentage that the Received Proceeds is lower than the Minimum Proceeds."



         2. Section 1.2 is hereby amended To add the following provisions as subsections (c) and (d) respectively.

                  "(c) Any and all payments to be made by EGP to Robert Kassel, whether in cash or otherwise, as part of the Transaction, whether under his non-compete agreement and non-disclosure covenants, as referred to in the Proxy Statement, or otherwise, shall in no event exceed $1,250,000, in the aggregate (excluding the payments of up to $4,000 per month, under his two-year consulting agreement, for services rendered in his capacity as consultant to EGP).



                  (d) As part of the financing of the Transaction, EGP shall have received no less than $2,675,000 in capital contributions from its beneficial owners and $2,675,000 in subordinated loans from its subordinated lender, as described in the Proxy Statement."




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         3. Section 2 of the  Settlement  Agreement is hereby  amended such that the Deferred Prepayment Amount shall be $450,000, subject to increase in accordance with Section 5 of this Amendment No. 2, (i) $50,000 of which has been previously paid contemporaneously with the execution of the Settlement Agreement (and which payment was not contingent or conditional on the Transaction Closing) and (ii) $400,000 of which shall be paid contemporaneously with the Settlement Closing (such amount to be allocated among the Golub Entities at the direction of Golub Inc., provided that neither USHG nor EGI shall be liable to any party for such allocation).

         4. Notwithstanding anything contained in the Settlement Agreement, as amended hereby, to the contrary, the $400,000 payment of the Deferred Prepayment Amount to be paid on the Settlement Closing, shall not be reduced pursuant to
Section 3.2 of the Settlement Agreement, or otherwise, by or in respect of any amount of default interest previously paid to the Golub Entities.

         5. Section 2 of the Settlement Agreement is also hereby amended to add the following to the end of the Section: "In the event the amount payable in cash at the Transaction Closing to Robert Kassel under or in connection with his non-compete agreement and nondisclosure covenants, as referred to in the Proxy Statement (the "Closing Cash Payment"), is reduced below $1,250,000, the Deferred Prepayment Amount shall be increased by an amount equal to the product of (i).50 multiplied by (ii) the difference between (A) $1,250,000 minus (B) the Closing Cash Payment. For purposes of clarification, the "Closing Cash Payment" shall only include the cash consideration received by Robert Kassel at the Transaction Closing, and shall not include (I) any other forms of payment or consideration, whether in the form of cash equivalents, negotiable instruments, promissory notes, other instruments or securities or (II) any cash to be received other than at the Transaction Closing."


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         6.  Section  3.6 of the  Settlement  Agreement  is hereby  amended  and restated in its entirety to read, "The Golub Parties hereby waive their respective rights under Section 6.12 of the Note Purchase Agreement, only with respect to the Transaction and with respect to the Refinancing."

         7. Section 3(i) of the Amended and Restated Warrant Agreement (set forth as Exhibit 5.1 to the Settlement Agreement) shall be modified such that the number $0.37 shall be deleted and replaced by the number $0.25.

         8. The Golub Entities, on the one hand, and USHG and EGI, on the other hand, hereby acknowledge that, other than any Expenses due to Golub Inc. pursuant to Section 23 of the Settlement Agreement, they are not aware (it being acknowledged that none of the parties has conducted an independent investigation) of any Obligations (as defined in the Note Purchase Agreement) due, outstanding or accrued from USHG or EGl to any of the Golub Entities as of the date hereof; provided, however, that this representation shall not preclude the Golub Entities from exercising any rights for collection or otherwise with respect to any Obligations that are due, outstanding or accrued from USHG or EGI to any Golub Entities and that are unknown to the Golub Entities on the date hereof.

         9. The Golub Entities shall, upon reasonable request, provide letters of confirmation to EGP's financing sources stating that the conditions to the Settlement Closing have been satisfied, provided that the letters of confirmation requested shall be in form and substance reasonably satisfactory to the Golub Entities.

         10. Section 10 of the Settlement Agreement is hereby amended such that the reference to July 31, 2003 in the first sentence of Section 10 which, prior to Amendment No. 1 to the Settlement Agreement was June 30, 2003, shall be deleted and replaced by October 31, 2003.

         11. Except as expressly provided herein (i) this Amendment No. 2 shall not constitute a consent, waiver or amendment of any other provision of the Settlement Agreement, or a waiver of any other rights (legal, equitable, contractual or otherwise) that the Golub Entities may have in relation to USHG or EGI, and (ii) the Settlement Agreement shall remain in full force and effect in all respects, without modification.

         12. The Settlement Agreement, together with the Exhibits thereto, as amended by this Amendment No. 2, sets forth the entire agreement among the parties with respect to the matters addressed in the Settlement Agreement and supersedes all prior agreements between the patties with respect to such subject matters. References hereafter to the Settlement Agreement shall mean the Settlement Agreement, as amended by this Amendment No. 2.

         13. This Amendment No. 2 may be executed in one or more counterparts. Facsimile signatures shall be sufficient to bind the parties signing thereby.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to be executed by their officers thereunto duly authorized as of the 8th day of August, 2003.


                                        U.S. HOME & GARDEN, INC.

                                        By: Robert Kassel
                                            -----------------------------------
                                            Name: Robert Kassel
                                            Title: CEO



                                        EASY GARDENER, INC.

                                        By: /s/ Robert Kassel
                                            -----------------------------------
                                            Name: Robert Kassel
                                            Title: CEO


                                        LEG PARTNERS DEBENTURE SBIC, L.P.
                                        By:  Golub Debenture GP, LLC,
                                             its General Partner


                                        By: /s/ Gregory W. Cashman
                                           ------------------------------------
                                           Gregory W. Cashman, Vice President


                                        LEG PARTNERS III SBIC, L.P.
                                        By: Golub PS-GP, LLC its general partner


                                        By: /s/ Gregory W. Cashman
                                           ------------------------------------
                                           Gregory W. Cashman, Vice President


                                        LEG CO-INVESTORS, LLC


                                        By: /s/ Gregory W. Cashman
                                           ------------------------------------
                                           Gregory W. Cashman,
                                           Authorized Signatory

         IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to be executed by their officers thereunto duly authorized as of the 8th day of August, 2003.

                              U.S. HOME & GARDEN, INC.


                              By:
                                 -------------------------------------------
                              Name:
                              Title:


                              EASY GARDENER, INC.


                              By:
                                 -------------------------------------------
                              Name:
                              Title:



                              LEG PARTNERS DEBENTURE SBIC, L.P.
                              By:      Golub Debenture GP, LLC,
                                       its General Partner

                              By: /s/ Gregory W. Cashman
                                 -------------------------------------------
                                 Gregory W. Cashman, Vice President



                              LEG PARTNERS III SBIC, L.P.
                              By: Golub PS-GP, LLC, its general partner

                              By: /s/ Gregory W. Cashman
                                 -------------------------------------------
                                 Gregory W. Cashman, Vice President


                              LEG CO-INVESTORS, LLC

                              By: /s/ Gregory W. Cashman
                                 -------------------------------------------
                                 Gregory W. Cashman
                                 Authorized Signatory

                              555 MADISON INVESTORS II LLC


                              By: /s/ Gregory W. Cashman
                                 -------------------------------------------
                                 Gregory W. Cashman
                                 Authorized Signatory


                              555 MADISON INVESTORS, LLC


                              By: /s/ Gregory W. Cashman
                                 -------------------------------------------
                                 Gregory W. Cashman, Manager



                              GOLUB ASSOCIATES LLC

                              By: /s/ Gregory W. Cashman
                                 -------------------------------------------
                                 Gregory W. Cashman
                                 Authorized Signatory


                              GOLUB ASSOCIATES INCORPORATED

                              By: /s/ Gregory W. Cashman
                                 -------------------------------------------
                                 Gregory W. Cashman, Principal